Exhibit 99.1

Guidance Software Reports

2017 Second Quarter Financial Results

PASADENA, Calif. – August 1, 2017 – Guidance Software, Inc. (NASDAQ: GUID) today reported financial results for the second quarter ended June 30, 2017.

Financial results for the second quarter of 2017, on a generally accepted accounting principles (GAAP) basis, include:

•                 Revenue of $24.7 million, compared to $27.6 million in the second quarter of 2016

•                 Net loss of $1.2 million, or ($0.04) per share, compared to a net loss of $9.7 million, or ($0.33) per share, in the second quarter of 2016

•                 EBITDA of ($31,000), compared to EBITDA of ($8.4) million in the second quarter of 2016

Financial results, on a non-GAAP basis, which excludes share-based compensation, amortization of intangibles, realignment expenses and income taxes, include:

•                 Non-GAAP net income of $1.6 million, or $0.05 per share, in the second quarter of 2017, compared to non-GAAP net loss of $2.4 million, or ($0.08) per share, in the second quarter of 2016

•                 Non-GAAP EBITDA of $2.4 million, compared to non-GAAP EBITDA of ($1.4) million in the second quarter of 2016

2017 Financial Outlook

The Company has suspended forward looking guidance pending the outcome of the previously announced acquisition of the Company by OpenText.

In light of the foregoing, the Company will not be hosting a conference call today.

About Guidance Software:

Guidance (NASDAQ: GUID) exists to turn chaos and the unknown into order and the known so that companies and their customers can go about their daily lives as usual without worry or disruption, knowing their most valuable information is safe and secure. The makers of EnCase®, the gold standard in forensic security, and EnForce™, an automated cyber risk management platform, Guidance provides a mission-critical foundation of market-leading applications that offer deep 360-degree visibility across all endpoints, devices and networks, allowing proactive identification and remediation of threats.

From retail to financial institutions, our field-tested and court-proven solutions are deployed on an estimated 33 million endpoints at more than 70 of the Fortune 100 and hundreds of agencies worldwide, from beginning to endpoint.

For more information about Guidance Software, please visit guidancesoftware.com, “Like” our Facebook page, follow us on Twitter, or follow our LinkedIn page.

Guidance Software®, EnCase® and EnForce™ are trademarks owned by Guidance Software and may not be used without prior written permission. All other trademarks and copyrights are the property of their respective owners.

Non-GAAP Financial Measures

Guidance Software reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, we present from time to time non-GAAP gross profit, operating expenses, operating income (loss) and net income (loss), as well as non-GAAP net income (loss) per share. Non-GAAP gross profit consists of GAAP gross profit as reported and adds back realignment expenses and share-based compensation expense booked for GAAP purposes. Non-GAAP operating income (loss) consists of GAAP operating income (loss) as reported and excludes realignment expenses, amortization of intangibles, litigation settlements, proxy contest expenses and share-based compensation expense. Non-GAAP net income (loss) consists of GAAP operating income (loss) as reported and excludes realignment expenses, amortization of intangibles, litigation settlements, proxy contest expense and share-based compensation expense and the income tax (benefit) provision.

We use these non-GAAP financial measures for internal managerial purposes, when publicly providing our business outlook, and to facilitate period-to-period comparisons. We describe additional information specific to each item excluded from our non-GAAP financial measures below. Management and the Board of Directors do not consider these excluded items for purposes of evaluating the performance of the Company, its business units and its management teams and when making decisions to allocate resources among the Company’s business units. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of the non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP.  We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.  These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the comparable financial measures calculated in accordance with GAAP.

A reconciliation of our non-GAAP forward-looking measures to corresponding GAAP forward-looking measures is not available as a result of the uncertainty, and potential variability, in the forward looking estimates of the reconciling items between such non-GAAP forward-looking measures and the comparable forward-looking GAAP measures. Certain factors that are materially significant to our ability to estimate these items are out of our control and/or cannot be reasonably predicted, including the timing and amount of realignment expenses, amortization of intangibles, share-based compensation expense and income taxes.

Realignment Expenses. Realignment expenses represent severance and related employment costs associated with a reduction in headcount. Guidance Software excludes realignment expenses from non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income (loss) and non-GAAP net income (loss) because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses are not expected to recur in future periods.

Proxy Contest Expenses. Proxy contest expenses represent one-time legal and other consulting expenses related to the proxy contest between Guidance Software and its founder and former chairman, which was settled on April 22, 2016. Guidance Software excludes proxy contest expenses from non-GAAP operating expenses, non-GAAP operating income (loss) and non-GAAP net income (loss) because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses are uncommon and not expected to recur in future periods.

Litigation Settlement. Litigation settlement expense represents a one-time settlement expense of a patent infringement lawsuit with MyKey Technology, LLC.  Guidance Software excludes litigation settlement expense from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such expense may not directly correlate to the underlying performance of Guidance Software business operations and

(ii) such expense is uncommon and not expected to recur in future periods.

Amortization of Intangibles. Amortization of intangibles is a non-cash expense arising from the acquisition of intangible assets in connection with acquisitions. Guidance Software excludes acquisition-related amortization expense from non-GAAP operating expenses, non-GAAP operating income (loss) and non-GAAP net income (loss) because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and the related amortization expense will recur in future periods.

Share-based Compensation Expense. Share-based compensation expense is a non-cash expense arising from the grant of stock awards to employees. Guidance Software excludes share-based compensation expense from non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income (loss) and non-GAAP net income (loss) because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new share-based awards. Investors should note that share-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods and such expense will recur in future periods.

INVESTOR CONTACT

Rasmus van der Colff

Guidance Software, Inc.

626-768-4607

investorrelations@guidancesoftware.com

GUID-F

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,

	2017	2016	2017	2016
Revenues:
Product revenue	$7,040	$9,635	$15,907	$17,093
Services revenue	7,440	8,177	15,280	16,686
Maintenance revenue	10,183	9,744	20,262	19,576
Total revenues	24,663	27,556	51,449	53,355

Cost of revenues:
Cost of product revenue	1,861	2,415	3,624	4,371
Cost of services revenue	4,484	5,650	9,313	11,285
Cost of maintenance revenue	468	636	1,211	1,242
Total cost of revenues	6,813	8,701	14,148	16,898

Gross profit	17,850	18,855	37,301	36,457

Operating expenses:
Selling and marketing	8,501	11,613	18,451	22,114
Research and development	4,707	6,500	10,189	12,742
General and administrative	4,676	9,133	9,208	15,323
Depreciation and amortization	1,115	1,307	2,273	2,722
Total operating expenses	18,999	28,553	40,121	52,901

Operating loss	(1,149)	(9,698)	(2,820)	(16,444)

Interest expense and other, net	12	6	21	13

Loss before income taxes	(1,137)	(9,692)	(2,799)	(16,431)

Income tax provision	29	38	98	91

Net loss	$(1,166)	$(9,730)	$(2,897)	$(16,522)

Net loss per share - basic	$(0.04)	$(0.33)	$(0.10)	$(0.58)
Net loss per share - diluted	$(0.04)	$(0.33)	$(0.10)	$(0.58)

Shares used in per share calculation - basic	30,421	29,397	30,051	28,689
Shares used in per share calculation - diluted	30,421	29,397	30,051	28,689

Supplemental Financial Data
Non-GAAP income (loss) excluding income taxes, amortization of intangibles, proxy contest expense, realignment expense, and share-based compensation expense	$1,643	$(2,356)	$3,865	$(4,530)

Non-GAAP income (loss) per share excluding income taxes, amortization of intangibles, proxy contest expense, realignment expense, and share-based compensation expense
Basic	$0.05	$(0.08)	$0.12	$(0.16)
Diluted	$0.05	$(0.08)	$0.12	$(0.16)

Guidance Software, Inc.

Calculation of Pre-Tax Non-GAAP Income

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,

	2017	2016	2017	2016
Calculation of non-GAAP income (loss):

GAAP net loss	$(1,166)	$(9,730)	$(2,897)	$(16,522)
Add:
Income tax provision	29	38	98	91
Amortization of intangibles	350	379	708	766
Proxy contest expense	-	1,512	-	2,176
Litigation settlements	-	2,250	-	2,250
Realignment expense	694	920	2,087	3,112
Share-based compensation expense (including related payroll taxes paid by the Company)	1,736	2,275	3,869	3,597

Non-GAAP income (loss) excluding income taxes, amortization of intangibles, proxy contest expense, realignment expense, and share-based compensation expense	$1,643	$(2,356)	$3,865	$(4,530)
Non-GAAP income (loss) per share excluding income taxes, amortization of intangibles, proxy contest expense, realignment expense, and share-based compensation expense
Basic	$0.05	$(0.08)	$0.12	$(0.16)
Diluted	$0.05	$(0.08)	$0.12	$(0.16)

Shares used in per share calculations:
Basic	30,421	29,397	30,051	28,689
Diluted	30,535	29,397	30,190	28,689

Detail of Proxy Contest Expense:
General and administrative	$-	$1,512	$-	$2,176
Total proxy contest expense	$-	$1,512	$-	$2,176

Detail of Litigation Settlement Expense:
General and administrative	$-	$2,250	$-	$2,250
Total litigation settlement expense	$-	$2,250	$-	$2,250

Detail of Realignment Expense:
Cost of services revenue	$-	$168	$79	$622
Selling and marketing	-	87	113	1,404
Research and development	-	-	18	351
General and administrative	694	665	1,877	735
Total realignment expense	$694	$920	$2,087	$3,112
Detail of Share-based Compensation Expense:
Cost of product revenue	$10	$14	$20	$29
Cost of services revenue	86	205	159	376
Cost of maintenance revenue	18	37	38	75
Selling and marketing	692	714	1,550	824
Research and development	476	701	1,042	1,128
General and administrative	454	604	1,060	1,165
Total share-based compensation expense	$1,736	$2,275	$3,869	$3,597

Guidance Software, Inc

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited and in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,

	2017	2016	2017	2016

Gross profit, as reported	$17,850	$18,855	$37,301	$36,457
Realignment expense	-	168	79	622
Share-based compensation	114	256	217	480
Gross profit adjustment	114	424	296	1,102
Total non-GAAP gross profit	$17,964	$19,279	$37,597	$37,559

Total operating expenses, as reported	$18,999	$28,553	$40,121	$52,901
Amortization of intangibles	(350)	(379)	(708)	(766)
Proxy contest expense	-	(1,512)	-	(2,176)
Litigation settlements	-	(2,250)	-	(2,250)
Realignment expense	(694)	(752)	(2,008)	(2,490)
Share-based compensation expense	(1,622)	(2,019)	(3,652)	(3,117)
Operating expense adjustment	(2,666)	(6,912)	(6,368)	(10,799)
Total non-GAAP operating expenses	$16,333	$21,641	$33,753	$42,102

Operating loss, as reported	$(1,149)	$(9,698)	$(2,820)	$(16,444)
Gross profit adjustment	114	424	296	1,102
Operating expense adjustment	2,666	6,912	6,368	10,799
Total non-GAAP operating income (loss)	$1,631	$(2,362)	$3,844	$(4,543)

Net loss, as reported	$(1,166)	$(9,730)	$(2,897)	$(16,522)
Gross profit adjustment	114	424	296	1,102
Operating expense adjustment	2,666	6,912	6,368	10,799
Income tax provision	29	38	98	91
Total non-GAAP net income (loss)	$1,643	$(2,356)	$3,865	$(4,530)

Net loss per share-diluted, as reported	$(0.04)	$(0.33)	$(0.10)	$(0.58)

Non-GAAP net income (loss) per share-diluted	$0.05	$(0.08)	$0.12	$(0.16)

Net loss, as reported	$(1,166)	$(9,730)	$(2,897)	$(16,522)
Income tax provision	29	38	98	91
Interest expense (income)	(9)	(2)	(5)	(4)
Depreciation and amortization expense	1,115	1,307	2,273	2,722
GAAP EBITDA	$(31)	$(8,387)	$(531)	$(13,713)

Proxy contest expense	-	1,512	-	2,176
Litigation settlement	-	2,250	-	2,250
Share-based compensation expense	1,736	2,275	3,869	3,597
Realignment expense	694	920	2,087	3,112
Total non-GAAP EBITDA	$2,399	$(1,430)	$5,425	(2,578)

Guidance Software, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	June 30,	December 31,
	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$13,648	$12,619
Trade receivables, net	14,399	22,236
Inventory	3,193	2,206
Prepaid expenses and other current assets	5,973	4,850
Total current assets	$37,213	$41,911

Long-term assets:
Property and equipment, net	$8,677	$11,044
Intangible assets, net	3,941	4,649
Goodwill	14,632	14,632
Other assets	2,736	2,180
Total long-term assets	29,986	32,505

Total assets	$67,199	$74,416

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$5,686	$4,722
Accrued liabilities	10,651	12,641
Bank line of credit	-	3,500
Deferred revenues	37,721	40,209
Total current liabilities	$54,058	$61,072

Long-term liabilities:
Deferred rent and other long-term liabilities	$6,168	$6,872
Deferred revenues	5,083	5,923
Deferred tax liabilities	649	604
Total long-term liabilities	$11,900	$13,399

Stockholders’ equity (deficit):
Common stock	$26	$26
Additional paid-in capital	132,362	128,169
Treasury stock	(11,479)	(11,479)
Accumulated deficit	(119,668)	(116,771)
Total stockholders’ equity (deficit)	$1,241	$(55)

Total liabilities and stockholders’ equity (deficit)	$67,199	$74,416

Guidance Software, Inc

Unaudited Cash Flow Summary

(in thousands)

	Six Months Ended June 30,

	2017	2016
Operating Activities:
Net loss	$(2,897)	$(16,522)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation & amortization	2,273	2,722
Provision for doubtful accounts	300	-
Share-based compensation	3,869	3,597
Deferred taxes	45	45
Loss on disposal of assets	1,199	96
Changes in operating assets and liabilities:
Trade receivables	7,537	6,033
Inventory	(987)	(101)
Prepaid expenses and other assets	(1,680)	(2,490)
Accounts payable	806	3,294
Accrued liabilities	(2,656)	2,480
Deferred revenues	(3,328)	(3,412)
Net cash provided by (used in) operating activities	4,481	(4,258)

Investing Activities:
Purchase of property and equipment	(238)	(1,630)
Net cash used in investing activities	(238)	(1,630)

Financing Activities:
Repayment of borrowing on line of credit	(3,500)	-
Proceeds from the exercise of stock options	324	-
Principal payments on capital lease and other obligations	(38)	(39)
Net cash used in financing activities	(3,214)	(39)

Net increase in cash and cash equivalents	1,029	(5,927)

Cash and cash equivalents, beginning of period	12,619	18,967

Cash and cash equivalents, end of period	$13,648	$13,040